Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2026 CNY (¥)	Feb. 28, 2026 USD ($)	Feb. 28, 2025 CNY (¥)	Feb. 28, 2025 USD ($)	Feb. 29, 2024 CNY (¥)
Deferred tax assets:
Valuation allowance	¥ (26,647)	$ (3,886)	¥ (25,967)	$ (3,786)	¥ (35,196)
State Administration of Taxation, PRC | Foreign Tax Authority
Deferred tax assets:
Net operating loss carry-forward	10,985	1,603	10,447
Advertising expenses	231	34	227
Lease liability	1,056	154	1,162
Accrued expenses	14,870	2,168	14,880
Depreciation and amortization	3	0	4
Allowance for doubtful accounts	874	127	772
Total deferred tax assets	28,019	4,086	27,492
Valuation allowance	(26,647)	(3,886)	(25,967)
Total deferred tax assets	1,372	200	1,525
Deferred tax liabilities:
Amortization of intangible assets acquired from acquisition	(250)	(36)	(350)
Right-of-use asset	(1,122)	(164)	(1,175)
Total deferred tax liabilities	(1,372)	(200)	(1,525)
Net deferred tax assets / liabilities	¥ 0	$ 0	¥ 0